Exhibit 99.3


          DATED               19 SEPTEMBER                  2001
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                         CE ELECTRIC UK FUNDING COMPANY

                                       AND

                           AMBAC ASSURANCE UK LIMITED



          ------------------------------------------------------


                             SUPPLEMENTAL AGREEMENT

                                       TO

                        INSURANCE AND INDEMNITY AGREEMENT

          ------------------------------------------------------






                                                        HERBERT SMITH
                                                        Exchange House
                                                        Primrose Street
                                                        London EC2A 2HS
                                                        FINANCE DIVISION
                                                        Tel: 020-7374 8000
                                                        Fax: 020-7374 0888

THIS SUPPLEMENTAL AGREEMENT is made on 19 September 2001

BETWEEN:

(1) CE ELECTRIC UK FUNDING COMPANY, a company incorporated under the laws of England and Wales with company registration number 3476201 (the "ISSUER"); and

(2) AMBAC ASSURANCE UK LIMITED, a company incorporated under the laws of England and Wales with company registration number 3248674) ("AMBAC").

WHEREAS:

(A) The Issuer has issued (pound)200,000,000 7.25% guaranteed bonds due 2022 (the "BONDS") constituted by a Trust Deed dated 15 December 1997 (the "TRUST DEED").

(B) In connection with the issue of the Bonds, the parties to this Supplemental Agreement entered into an Insurance and Indemnity Agreement on 15 December 1997 (the "INSURANCE AGREEMENT").

(C) Upon completion of the transactions contemplated by a share sale agreement dated 6 August 2001 between, among others, Innogy Holdings plc and CE Electric UK plc and the arrangements connected with such share sale agreement, inter alia, CE Electric UK plc will acquire 94.75% of the issued share capital of Yorkshire Power Group Limited and Northern Electric plc will dispose of its electricity supply and metering business and Northern Electric and Gas Limited will dispose of its gas supply business.

(D) Upon the implementation of a statutory transfer scheme pursuant to the Utilities Act 2000, the PES Licence will be split into separate distribution and supply licences and the resulting distribution licence will be vested in Northern Electric Distribution Ltd. (a Subsidiary of Northern Electric plc) and the resulting electricity supply licence will be vested in Northern Electric and Gas 2 Limited.

(E) Immediately after such implementation, and in furtherance of the transactions described in recital (C) above, Northern Electric plc will sell its entire interests in Northern Electric and Gas 2 Limited to an Innogy Holdings plc group company.

(F) In consideration of Ambac providing the consent, and procuring the issue of the consent letter, in each case referred to in Clause 2 (Consent), the Issuer has agreed to provide to Ambac the additional undertakings referred to in Clause 3.2 (Amendments) and the parties are entering into this Supplemental Agreement for the purposes of amending and supplementing the Insurance Agreement.

IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

     1.1 Unless the context otherwise requires or unless defined in this Supplemental Agreement, words and expressions defined in the Insurance Agreement as amended or supplemented (whether expressly or by incorporation) shall have the same meanings when used in this Supplemental Agreement.

     1.2 In addition, the following terms shall have the meanings given to them in this Clause 1.2:

          "EFFECTIVE DATE" means the later of (i) the date of completion of Project Black and (ii) the date on which the consent letter in the form set out in the Schedule 1 to this Supplemental Agreement (as countersigned by The Law Debenture Trust Corporation p.l.c.) is delivered to the Issuer;

          "INFORMATION" means the documents marked "Information" initialled for and on behalf of the Issuer and Ambac on the date of this Supplemental Agreement for the purposes of identification; and

          "INITIAL CERTIFICATE" means the director's certificate to be provided by the Issuer to Ambac pursuant to Clause 2.5.1.

     1.3  References in this Supplemental Agreement to:

          1.3.1  any agreement, instrument or document  is a reference to that
                 agreement,  instrument  or  document   as   amended,   varied,
                 supplemented or novated; and

          1.3.2 a provision of law is a reference to that provision as amended or re-enacted.

     1.4  Clause and Schedule headings are for ease of reference only.

2.   CONSENT

     2.1 At the request of the Issuer, Ambac hereby agrees, as the Controlling Party and on the terms and conditions set out in this Supplemental Agreement, that it will not certify pursuant to Condition 12 of the Bonds that the sale of the electricity supply and metering business of Northern Electric plc, the sale of the gas business of Northern Electric and Gas Limited, or the subsequent sale of Northern Electric and Gas 2 Limited, all on terms as described in the Information, individually or in the aggregate, is or are materially adverse to the interests of Ambac and, accordingly, shall not treat the disposal by
          (i) Northern Electric plc of its electricity supply and metering business, (ii) Northern Electric and Gas Limited of its gas business, or (iii) the sale of Northern Electric and Gas 2 Limited, all on terms as described in the Information, individually or in the aggregate, as an Issuer Event of Default, Potential Issuer Event of Default or a breach of covenant or undertaking.

     2.2 The consent given by Ambac under this Supplemental Agreement is based upon The description of Project Black contained in the Information. The Issuer:

          2.2.1 represents and warrants that such description is a fair and accurate summary of Project Black; and

          2.2.2 agrees that it will not agree to or allow any modification of the transaction documents governing Project Black which would cause the description in the Information to cease to be a fair and in all material respects accurate summary of Project Black.

     2.3 Upon (i) the execution of this Supplemental Agreement; (ii) the payment of the consent fee in accordance with a side letter of even date herewith; and (iii) the issue by the Issuer of the Initial Certificate, Ambac shall (a) issue the consent letter in the form set out in Schedule 1 to this Supplemental Agreement; (b) fully exercise its Trust Rights (pursuant to clause 19 of the Trust Deed and Condition 16 of the Bonds) relating thereto; and (c) (without limiting the foregoing) use its reasonable endeavours to assist the Issuer in procuring the countersigning of such consent letter by The Law Debenture Trust Corporation p.l.c.

     2.4 The consent given by Ambac under this Supplemental Agreement is given solely for the purposes of the transactions contemplated by Project Black, and without prejudice to such consent, Ambac may take account of such transactions in any future deliberations it might make or be required to make pursuant to the Insurance Agreement and/or the Trust Deed in connection with any future confirmation, consent or otherwise.

     2.5 The Issuer agrees that it will provide Ambac with a certificate (signed by a director of the Issuer) in the form set out in Schedule 2:

          2.5.1  on the date  hereof or  as  soon  as  reasonably   practicable
                 thereafter; and

          2.5.2  on the date of completion of Project Black.

3.   AMENDMENTS

     With effect from the Effective Date, the Insurance Agreement shall be amended as follows:

     3.1  by  the  addition  to  Article  I   (Definitions)   of  the  following
          definitions:

          "BASIC INVESTMENT CAP" means, in relation to any Investment Period:

          (i) (pound)20,000,000 (if the Issuer's Leverage Ratio on the Calculation Date on which the relevant Investment Period ends (the "RELEVANT CALCULATION DATE") is more than 0.59:1 );

          (ii) (pound)30,000,000 (if the Issuer's Leverage Ratio on the relevant Calculation Date is 0.59:1 or less but more than 0.58:1);

          (iii) (pound)40,000,000 (if the Issuer's Leverage Ratio on the relevant Calculation Date is 0.58:1 or less but more than 0.57:1); or

          (iv) (pound)50,000,000 (if the Issuer's Leverage Ratio on the relevant Calculation Date is 0.57:1 or less),

          provided that for the purposes of any calculations of Capital and Reserves to be made for the purposes of calculating any Leverage Ratio referred to above, (1) the amount of goodwill to be added pursuant to paragraph (vi) of the definition of "Capital and Reserves" shall be (pound)535,000,000 and (2) the amount of deferred tax to be added pursuant to paragraph (viii) of the definition of "Capital and Reserves" shall be (pound)118,000,000;

          "CALCULATION DATE" means each 31 March, 30 June, 30 September and 31 December in each calendar year;

          "COMPLETION DATE NON-DISTRIBUTION FIXED ASSETS" means the amount of Non-Distribution Fixed Assets as at the date of completion of Project Black, as certified by the Issuer in accordance with Section 2.02B (Certifications);

          "DISTRIBUTION SYSTEM FIXED ASSETS" means, in relation to any date, the amount relating to "Distribution System" minus the amount relating to "Customer Contributions", in each case, as at such date:

          (i) (where such date is the last day of the Issuer's financial year) as shown in the notes; or

          (ii) (where such date is any other date) as calculated in a manner consistent with the figures for the "Distribution System" amount or, as the case may be, the "Customer Contributions" amount in the notes, to the most recent consolidated annual financial statements of the Issuer prepared in accordance with UK GAAP and provided to Ambac pursuant to Section 2.02 (g) of this Insurance Agreement;

          "INVESTMENT CAP" means, in relation to any Investment Period, the amount calculated in accordance with the following formula:

               IC=CDNDFA + BIC + 0.75RP

               where:

               IC is the relevant amount of the Investment Cap for the relevant Investment Period;

               CDNDFA is the Completion Date Non-Distribution Fixed Assets;

               BIC is the amount of the Basic Investment Cap in respect of the relevant Investment Period; and

               RP is the Retained Profits/Losses for the relevant Investment Period;

          "INVESTMENT PERIOD" means, in relation to any Calculation Date, the period commencing on the Effective Date and ending on such Calculation Date;

          "NON-DISTRIBUTION FIXED ASSETS" means, in relation to any date:

          (i)  the consolidated fixed assets of the Issuer:

               (a) where such date coincides with the last day of the period to which the most recent of the annual, interim or quarterly consolidated financial accounts of the Issuer prepared in accordance with UK GAAP and provided to Ambac pursuant to
                    Section 2.02 (g) of this Insurance Agreement (the "RELEVANT ACCOUNTS") relates, as shown in such relevant accounts; or

               (b) where such date does not coincide with the last day of the period to which any relevant accounts relate, as calculated in a manner consistent with the figures presented in the most recent of the relevant accounts.

          minus

          (ii) each of the following:

               (a)  the Distribution System Fixed Assets;

               (b) the aggregate amount of goodwill attributable to the PES Subsidiaries; and

               (c)  the aggregate amount of any Project Finance Indebtedness,

          in each  case,  as at such  date and on the  basis  that  (ii)(b)  and
          (ii)(c) above will be determined by reference to books and records maintained in accordance with UK GAAP;

          "PROJECT BLACK" means the transactions contemplated by a share sale agreement dated 6 August 2001 between, among others, Innogy Holdings plc and CE Electric UK plc and the arrangements connected with such share sale agreement pursuant to which, inter cilia, CE Electric UK plc will acquire 94.75% of the issued share capital of Yorkshire Power Group Limited and Northern Electric plc will dispose of its electricity supply and metering business and Northern Electric and Gas Limited will dispose of its gas supply business, and Northern Electric plc will sell Northern Electric and Gas 2 Limited (all on terms described in the Information);

          "RETAINED PROFITS/LOSSES" means, in relation to any Investment Period, the amount (expressed, in the case of losses, as a negative figure) of the consolidated retained profits or, as the case may be, losses of the Issuer and its Subsidiaries calculated in accordance with UK GAAP but disregarding losses (as certified by the Issuer pursuant to Section 2.02B (Certifications)) attributable to the completion of Project Black;"

     3.2 by the addition to Section 2.02 (Covenants of Issuer) of the following covenants by the Issuer:

          "(i) it will:

               (i) ensure that its Non-Distribution Fixed Assets as at each Calculation Date (other than the first Calculation Date following the date of completion of Project Black) shall not exceed the Investment Cap (or the equivalent amount in one or more currencies) for the Investment Period relating to such Calculation Date; and

               (ii) deliver to Ambac a  certificate  of a Director of the Issuer certifying the Non-Distribution Fixed Assets and the Investment Cap relating to each Calculation Date (other than the first Calculation Date following the date of completion of Project Black) on a date falling no later than 60 days after such Calculation Date;

          (j) it will ensure that its Leverage Ratio on any Calculation Date falling:

               (i) in the period commencing on the Effective Date and ending on 30 December 2002 does not exceed 0.64:1;

               (ii) in the period commencing on 31 December 2002 and ending on 30 December 2003 does not exceed 0.63:1;

               (iii) in the period commencing  on 31 December 2003 and ending on
                     30 December 2006 does not exceed 0.62:1;

               (iv) in the period commencing on 31 December 2006 and ending on 30 December 2007 does not exceed 0.61:1;

               (v) in the period commencing on 31 December 2007 and ending on 30 December 2008 does not exceed 0.60:1; and.

               (vi)  on or after 31 December 2008 does not exceed 0.59:1,

          provided that for the purposes of any calculations of Capital and Reserves to be made pursuant to this Section 2.02 (j), (1) the amount of goodwill to be added pursuant to paragraph (vi) of the definition of "Capital and Reserves" shall be (pound)535,000,000 and (2) the amount of deferred tax to be added pursuant to paragraph (viii) of the definition of "Capital and Reserves" shall be (pound)118,000,000;

     (k) it will procure that none of its Subsidiaries will incur or have outstanding any Indebtedness For Borrowed Money other than:

          (i)   Project Finance Indebtedness;

          (ii)  Indebtedness For Borrowed Money owed to the Issuer;

          (iii) in addition to Indebtedness For Borrowed Money permitted under paragraphs (i), (ii), (iv) or (v) of this Section 2.02 (k), Indebtedness For Borrowed Money which cannot and shall not be accelerated and/or repaid if any Potential Issuer Event of Default or Issuer Event of Default has occurred and, in each case, is continuing;

          (iv) Indebtedness For Borrowed Money in respect of or in connection with:

               (1)  the(pound)100,000,000   8.875%  bonds  due  2020  issued  by
                    Northern Electric Finance plc;

               (2)  the(pound)100,000,000   8.625%  bonds  due  2005  issued  by
                    Northern Electric Finance plc;

               (3)  the  (pound)200,000,000  9.25%  bonds  due  2020  issued  by
                    Yorkshire Electricity Group plc or, as the case may be from and including the date referred to in paragraph (a) of
                    Section 2.02C (PES Subsidiary), Yorkshire Electricity Distribution plc;

               (4)  the (pound)200,000,000  7.25%   bonds  due  2028  issued  by
                    Yorkshire Power Finance Limited;

               (5) the (pound)155,000,000 reset notes due 2020 issued by Yorkshire Power Finance 2 Limited and the related 8.25% pass-through asset trust securities due 2005 of Yorkshire Power Pass-Through Asset Trust 2000-1;

               (6) the $275,000,000 8.08% junior subordinated deferrable interest debentures due 2038 issued by Yorkshire Power Finance Limited and the related 11,000,000 8.08% trust securities of Yorkshire Capital Trust I;

               (7)  the  $300,000,000  6.496%  series  B senior  notes  due 2008 issued by Yorkshire Power Finance Limited; and

               (8) to the extent that the same have not been redeemed on the Effective Date, (aa) the $350 million series B senior notes due 2003 issued by Yorkshire Power Finance Limited and (bb) the (pound)150 million 8 5/8% bonds due 2005 issued by Yorkshire Electricity Group plc provided, in relation to each of these debt instruments, that on or before the Effective Date: (i) irrevocable notices of redemption have been issued, (ii) the principal amounts required to redeem such debt instruments have been deposited with the relevant paying agent(s) by a member of the Innogy group of companies and (iii) irrevocable instructions have been given to such paying agent(s) to pay such funds to the relevant instrument holders and/or the relevant trustee, provided that (in the case of each of the debt instruments referred to in (1) to (8) inclusive of this paragraph (iv) of
               Section 2.02 (k)) the principal amount of such Indebtedness for Borrowed Money as at the Effective Date shall not be increased; and/or

          (v) in addition to Indebtedness For Borrowed Money permitted under paragraphs (i), (ii), (iii) or (iv) of this Section 2.02 (k), Indebtedness For Borrowed Money which:

               (1) in the case of Northern Electric plc or any of its Subsidiaries from time to time (the "NE GROUP"), does not exceed an aggregate working capital amount of (pound)50,000,000 for the NE Group (or the equivalent amount in one or more other currencies); or

               (2) in the case of Yorkshire Power Group Limited or any of its Subsidiaries from time to time (the "YP GROUP"), does not exceed an aggregate working capital amount of (pound)75,000,000 for the YP Group (or the equivalent amount in one or more other currencies);

     (l) it will own directly or indirectly at least 51% of the ordinary share capital of Yorkshire Power Group Limited;

     (m) it will ensure that its Interest Coverage Ratio on any Calculation Date is more than or equal to 2:1; and

     (n) it will use all reasonable endeavours to procure that any public long term unsecured, unguaranteed and unsubordinated debt of the Issuer is assigned Investment Grade Ratings by both Rating Agencies and that such Investment Grade Ratings are maintained."

3.3  by the addition of the following  provisions as additional  Sections  after
     Section   2.02   (Covenants   of  the  Issuer)  and  before   Section  2.03
     (Representations and Warranties of AMBAC):

     "Section 2.02A. RATIOS. For the purposes of calculating any Leverage Ratio pursuant to Section 2.02 (i) or Section 2.02 (j) or any Interest Coverage Ratio pursuant to Section 2.02 (m), references to "Measurement Date" in the definition of "Leverage Ratio" or, as the case may be, "Interest Coverage Ratio" shall be deemed to be replaced by references to "Calculation Date" and be construed accordingly. Each calculation of any Leverage Ratio pursuant to Section 2.02 (i) or Section 2.02 (j) or any Interest Coverage Ratio pursuant to Section 2.02 (m) shall be certified by a Director of the Issuer. Each such certificate shall be delivered to Ambac on a date falling no later than 60 days after the Calculation Date to which the relevant Leverage Ratio or Interest Coverage Ratio relates.

     Section 2.02B. CERTIFICATIONS. The Issuer shall deliver to Ambac on a date falling no later than 90 days after the date of completion of Project Black a certificate of a Director certifying (i) the amount of losses on disposal attributable to the completion of Project Black as determined in accordance with UK GAAP, and (ii) the amount of the Non-Distribution Fixed Assets as at the date of completion of Project Black.

     Section 2.02C. PES SUBSIDIARY. The Issuer covenants that it shall comply with the Transaction Documents as if references to PES Subsidiary include:

     (a) at any time prior to the date on which the relevant transfer scheme takes effect pursuant to the Utilities Act 2000, Yorkshire Electricity Group plc; and

     (b) from and including such date and until such time as it shall cease to hold a licence to carry on all or any electricity distribution business, Yorkshire Electricity Distribution plc and/or such other Subsidiaries of Yorkshire Power Group Limited to which a licence to carry on all or any electricity distribution business is granted.

4.   MISCELLANEOUS

     4.1 The terms of this Supplemental Agreement may be enforced only by a party hereto and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

     4.2 The provisions of Section 7.01 (Amendments, Etc), Section 7.02 (Notices), Section 7.03 (Severability), Section 7.04 (Governing Law) and Section 7.05 (Counterparts) of the Insurance Agreement shall apply mutatis mutandis to this Supplemental Agreement save that references in such provisions to the "Insurance Agreement" shall, for the purposes of this Clause 4.2, be construed as references to "this Supplemental Agreement".

IN WITNESS whereof the parties hereto have executed this Supplemental Agreement on the date first above written.

                                   SCHEDULE 1

                             FORM OF CONSENT LETTER




         [To be typed on headed notepaper of Ambac Assurance UK Limited]


To: The Law Debenture Trust Corporation p.l.c. Fifth Floor 100 Wood Street London EC2V 7EX Attention: Manager, Trust Administration/Chris Burgess


Copy: CE Electric UK Funding Company c/o Northern Electric plc Carliol House Market Street Newcastle-upon-Tyne NEl 6NE Attention: Company Secretary

____ September 2001




Dear Sirs

(pound)200,000,000 7.25 per cent bonds due 2022 Issued by CE Electric UK Funding
--------------------------------------------------------------------------------
Company and guaranteed by Ambac Assurance UK Limited (the "Bonds")
------------------------------------------------------------------

1. We, Ambac Assurance UK Limited ("Ambac"), refer to the trust deed (the "TRUST DEED") dated 15 December 1997 constituting the Bonds entered into between CE Electric UK Funding Company (the "ISSUER"), Ambac and The Law Debenture Trust Corporation p.l.c. (the "TRUSTEE"). Unless otherwise defined in this letter or unless the context otherwise requires, terms defined (expressly or by incorporation) in the Trust Deed have the same meanings when used in this letter.

2. We have been advised by the Issuer that upon completion of the transactions contemplated by a share sale agreement dated 6 August 2001 between, among others, Innogy Holdings plc and CE Electric UK plc and the arrangements connected with such share sale agreement, inter alia:

     2.1 CE Electric UK plc will acquire 94.75% of the issued share capital of Yorkshire Power Group Limited ("YPG");

     2.2 Northern Electric plc, a Principal Subsidiary of the Issuer will dispose of its electricity supply and metering business and Northern Electric and Gas Limited will dispose of its gas supply business;

     2.3 thereafter, upon the implementation of a statutory transfer scheme pursuant to the Utilities Act 2000, the PES Licence will be split into separate distribution and supply licences and the resulting distribution licence will be vested in Northern Electric Distribution Ltd. (a Subsidiary of Northern Electric plc) and the resulting electricity supply licence will be vested in Northern Electric and Gas 2 Limited; and

     2.4 immediately after such implementation, and in furtherance of the transactions described above, Northern Electric plc will sell its entire interests in Northern Electric and Gas 2 Limited to an Innogy Holdings plc group company.

3. We have been advised by the Issuer and agree, based upon the information that the Issuer has provided to us, that none of the circumstances referred to in paragraph 2 above would give rise to a Restructuring Event under the Bonds. In particular, the Issuer's view is that where, as described in paragraph 2.3 above, a new distribution licence will be issued in respect of the Group's Distribution Business:

     3.1 the exception in paragraph (B) of paragraph (i) of the definition of "Restructuring Event" will apply; and

     3.2 the exception in paragraph (a) of paragraph (ii) of the definition of "Restructuring Event" will apply,

     in each case, even if (as described in paragraph 2.3 above) a new supply licence is also granted.

4. However, to remove any potential doubt, at the request of the Issuer we, in our capacity as Controlling Party, hereby exercise the Trust Rights in respect of the Bonds and direct that you, as Trustee confirm pursuant to Clause 12(K) of the Trust Deed that:

     4.1 with regard to paragraph (i) of the definition of "Restructuring Event" and, in particular, the exception contained therein:

          4.1.1 the circumstances described in paragraph 2.3 above shall be construed as falling exclusively within paragraph (B) of such exception; and

          4.1.2 accordingly and to the extent that paragraph (i) of the definition of "Restructuring Event" applies, the operative provision within the definition of "Restructuring Event" relating to the deeming of references to the PES Licence and Northern Electric plc shall be construed (in the context of the circumstances described in paragraphs 2.3 and 2.4 above) as only requiring, upon implementation of the relevant statutory transfer scheme;

               (A) references to the PES Licence to be deemed to be references to the distribution licence to be granted to Northern Electric Distribution Ltd. (being the licence relating to the Group's Distribution Business); and

               (B) references to Northern Electric plc to be deemed to be references to Northern Electric Distribution Ltd. (being the Relevant Transferee);

     4.2  with regard to  paragraph  (ii) of the  definition  of  "Restructuring
          Event":

          4.2.1 the circumstances described in paragraph 2.3 above shall be construed as falling exclusively within sub-paragraph (a) of such paragraph (ii); and

          4.2.2 accordingly and to the extent that paragraph (ii) of the definition of "Restructuring Event" applies, the operative provision within such paragraph relating to the deeming of references to the PES Licence and Northern Electric plc shall be construed (in the context of the circumstances described in paragraphs 2.3 and 2.4 above) as only requiring, upon implementation of the relevant statutory transfer scheme:

                    (A) references to the PES Licence to be deemed to be references to the distribution licence to be granted to Northern Electric Distribution Ltd. (being the licence relating to the Group's Distribution Business); and

                    (B)  references to Northern  Electric plc to be deemed to be
                         references  to  Northern  Electric   Distribution  Ltd.
                         (being the Applicable Transferee).

5. Please provide the confirmations referred to in paragraph 4 above by counter-signing this letter (or a copy of the same) and providing to each of the Issuer and us a counter-signed version of this letter.

 Yours faithfully


................................................

For and on behalf of Ambac Assurance UK Limited

We agree to the contents of this letter and hereby provide to Ambac Assurance UK Limited and CE Electric UK Funding Company each of the confirmations referred to in paragraph 4 of the letter.


................................................................
For and on behalf of The Law Debenture Trust Corporation p.l.c.

                                   SCHEDULE 2

                         FORM OF DIRECTOR'S CERTIFICATE




                         CE ELECTRIC UK FUNDING COMPANY
                       (COMPANY REGISTRATION NO. 3476201)
                                 (THE "ISSUER")

To:       Ambac Assurance UK Limited ("AMBAC")

Date: [Insert (as appropriate) date of Initial Certificate or date of completion of Project Black]

Dear Sirs

DIRECTOR'S CERTIFICATE

1.   I am a director of the Issuer.

2. I refer to the supplemental agreement dated [o] between Ambac and the Issuer (the "AGREEMENT"). Unless otherwise defined in this certificate or unless the context otherwise requires, terms defined (expressly or by incorporation) in the Agreement shall have the same meanings when used in this certificate.

3. Having made all reasonable enquires I confirm, for and on behalf of the Issuer, that to the best of my knowledge, information and belief, as at the date hereof [(taking into account the effects of the completion of Project Black)]1:

     3.1 no Issuer Event of Default or Potential Issuer Event of Default has occurred since the date of the Trust Deed;

     3.2 the Issuer is in compliance with all of the Issuer's covenants contained in the Trust Deed and the Insurance Agreement;

     3.3 the Issuer is not otherwise in breach of any of its obligations under the Trust Deed or the Insurance Agreement;

     3.4 the aggregate amount of Relevant Indebtedness of the Issuer or a PES Subsidiary or guaranteed by the Issuer or a PES Subsidiary and in respect of which a Security Interest or Security Interests has or have been created or is or are outstanding is [specify amount];

_______________________________
1 Reference to "taking into account the effects of the completion of Project Black" to be deleted for the purposes of the Initial Certificate.

     3.5 [To specify, where relevant, details of: (1) any revocation or surrender of, or any modification to the terms and conditions of the PES Licence or the Proposed PES Licence Modifications; (2) any termination or modification (other than a modification which is of a formal, minor or technical nature) and (if applicable) replacement of the Pooling and Settlement Agreement; (3) any notice being given to the Issuer under Clause 66.1.3 of the Pooling and Settlement Agreement requiring it to cease to be a party thereto; (4) any notice declaring an event of default under Clause 66.1.1 or 66.2.1 of the Pooling and Settlement Agreement being given to the Issuer; (5) the Issuer otherwise ceasing to be a party to the Pooling and Settlement Agreement; (6) any legislation enacted which removes, qualifies or amends the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Director General of Electricity Supply (or any successor) under Section 3 of the Electricity Act 1989 as in force on 11th December 1997; (7) any proposal of any amendment of the provisions of the Reference Documents described in Condition 11(c); and (8) any proposal of any modification to the Terms of Reference]2;

     3.6 the Subsidiaries of the Issuer that are Principal Subsidiaries are those listed in Part A of the annex to this certificate;

     3.7 the Subsidiaries of the Issuer that are PES Subsidiaries are those listed in Part B of the annex to this certificate;

     3.8 the Subsidiaries of the Issuer that are Excluded Subsidiaries are those listed in Part C of the annex to this certificate; and

     3.9 the Subsidiaries of the Issuer that are Specified Subsidiaries are those listed in Part D of the annex to this certificate.

Yours faithfully



................................
Director
For and on behalf of the Issuer






_______________________________
2 initial Certificate not to include paragraph 3.5; paragraph 3.5 (to the extent relevant) will only be provided in relation to the certificate to be issued pursuant to Clause 2.5.2 on the completion of Project Black.

        ANNEX TO DIRECTOR'S CERTIFICATE OF THE ISSUER DATED [INSERT DATE]
        -----------------------------------------------------------------




PART A (PRINCIPAL SUBSIDIARIES)

(to list relevant subsidiaries)


PART B (PES SUBSIDIARIES)

(to list relevant subsidiaries)


PART C (EXCLUDED SUBSIDIARIES)

(to list relevant subsidiaries)


PART D (SPECIFIED SUBSIDIARIES)

(to list relevant subsidiaries)

ISSUER
------

CE ELECTRIC UK FUNDING COMPANY

By /s/  James D. Stallmeyer
   -----------------------------------------
        James D. Stallmeyer


Title   Director
     ---------------------------------------



AMBAC

AMBAC ASSURANCE UK LIMITED

By /s/  John W. Uhlein III
   -----------------------------------------
        John W. Uhlein III


Title   Chairman
     ---------------------------------------